UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                              May 28, 2013

Date of report (Date of earliest event reported)

Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:             (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On May 28, 2013, Universal Property & Casualty Insurance Company (“UPCIC”) and American Platinum Property and Casualty Insurance Company (“APPCIC”, and together with UPCIC, the “Insurance Entities”), each a wholly-owned subsidiary of Universal Insurance Holdings, Inc. (the “Company”), completed the placement of the Company’s 2013-2014 reinsurance program effective June 1, 2013.

Reinsurance Generally

In the normal course of business, the Company seeks to limit the maximum net loss to the Insurance Entities that can arise from large risks, from having risks in concentrated areas of exposure and from catastrophes such as hurricanes or other similar loss occurrences. The Insurance Entities therefore purchase certain reinsurance from other insurers or reinsurers to mitigate these potential losses. The Company’s intention is to limit its exposure and the exposure of its Insurance Entities, thereby protecting stockholders’ equity and the Insurance Entities’ capital and surplus, even in the event of catastrophic occurrences, through reinsurance agreements. Without these reinsurance agreements, the Insurance Entities would be more substantially exposed to catastrophic losses with a greater likelihood that those losses could exceed their available capital and surplus. Any such catastrophic event, or multiple catastrophes, could have a material adverse effect on the Insurance Entities’ solvency and our results of operations, financial condition and liquidity.

Below is a description of our 2013-2014 reinsurance program. Although the terms of the individual contracts vary, we believe that the overall terms of the 2013-2014 reinsurance program are more favorable than the 2012-2013 reinsurance program.

The Insurance Entities are responsible for insured losses related to catastrophic events in excess of coverage provided by their reinsurance programs. The Insurance Entities also remain responsible for insured losses notwithstanding the failure of any reinsurer to make payments otherwise due to the Insurance Entities. The Insurance Entities’ inability to satisfy valid insurance claims resulting from catastrophic events could have a material adverse effect on the Company’s results of operations, financial condition and liquidity.

UPCIC Reinsurance Program

Effective June 1, 2013, UPCIC entered into two quota share reinsurance contracts, both of which provide coverage through May 31, 2014 and one of which extends and provides coverage through May 31, 2015. Under the quota share contracts, through May 31, 2014, UPCIC cedes 45% of its gross written premiums, losses and loss adjustment expenses for policies with coverage for wind risk with a ceding commission equal to 26.7% of ceded gross written premiums. In addition, the quota share contract has a limitation for any one occurrence not to exceed $125,000,000 from losses arising out of events that are assigned a catastrophe serial number by the Property Claims Services (“PCS”) office (of which UPCIC’s net liability on the first $125,000,000 of losses in a first event, second event and third event scenario is $27,500,000 for events affecting Florida; $16,500,000 in a first and second event scenario for events affecting

Georgia, Maryland, Massachusetts, North Carolina and South Carolina; $5,500,000 in a first and second event scenario for events affecting Hawaii), and an aggregate limitation from losses arising out of events that are assigned a catastrophe serial number by the PCS office not to exceed $280,000,000. The contracts limit the amount of premium which can be deducted for inuring reinsurance.

Effective June 1, 2013 through May 31, 2014, under various excess catastrophe contracts, UPCIC obtained catastrophe coverage of 45% of $698,500,000 in excess of the quota share occurrence cap of $125,000,000, covering certain loss occurrences including hurricanes. The catastrophe coverage has a second full limit available with additional premium calculated pro rata as to amount and 100% as to time, as applicable. Effective June 1, 2013 through May 31, 2014, under various excess catastrophe contracts, UPCIC also obtained catastrophe coverage of 55% of $773,500,000 in excess of $50,000,000, covering certain loss occurrences including hurricanes. Of this capacity, 7.6% has 2 free reinstatements, 29.3% has one free reinstatement, and 63.1% has a second full limit available with additional premium calculated pro rata as to amount and 100% as to time, as applicable. For capacity with reinstatement premium, UPCIC purchased reinstatement premium protection which reimburses UPCIC for its cost to reinstate the catastrophe coverage up to the top of the estimated Florida Hurricane Catastrophe Fund (“FHCF”). The total cost of UPCIC’s private catastrophe reinsurance program, effective June 1, 2013 through May 31, 2014, is $104,889,225 to UPCIC and $60,780,600 to the quota share reinsurers. In addition, UPCIC purchases reinstatement premium protection as described above, the cost of which is $11,511,459.

Effective June 1, 2013 through May 31, 2014, UPCIC purchased subsequent catastrophe event excess of loss reinsurance to cover certain levels of loss through three catastrophe events including hurricanes. Specifically, UPCIC obtained catastrophe coverage in two separate contracts for a third event. The first contract covers 45% of $95,000,000 excess of $30,000,000 in excess of $190,000,000 otherwise recoverable. The total cost of the first third event catastrophe excess of loss reinsurance contract is $5,567,000, of which UPCIC’s cost is $0, and the quota share reinsurer’s cost is the entire amount. The second contract covers 15% of $25,000,000 in excess of $100,000,000 in excess of $50,000,000 otherwise recoverable. The total cost of the second third event catastrophe excess of loss reinsurance contract is $187,500, of which UPCIC is responsible for the entire amount.

Effective June 1, 2013 through May 31, 2014, UPCIC entered into a multiple line excess per risk contract with various reinsurers. Under the multiple line excess per risk contract, UPCIC obtained coverage of $1,400,000 in excess of $600,000 ultimate net loss for each risk and each property loss, and $1,000,000 in excess of $300,000 for each casualty loss. The contract has a limitation for any one occurrence not to exceed $1,400,000 and a $7,000,000 aggregate limit that applies to the term of the contract. Effective June 1, 2013 through May 31, 2014, UPCIC entered into a property per risk excess contract covering its policies that do not provide wind coverage. Under the property per risk excess contract, UPCIC obtained coverage of $350,000 in excess of $250,000 for each property loss. The contract has a limitation for any one occurrence not to exceed $1,050,000 and a $1,750,000 aggregate limit that applies to the term of the contract. The total cost of UPCIC’s multiple line excess and property per risk reinsurance program, effective

June 1, 2013 through May 31, 2014, is $4,450,000, of which UPCIC’s cost is $2,672,500, and the quota share reinsurers’ cost is the remaining $1,777,500.

Effective June 1, 2013 through June 1, 2014, under an excess catastrophe contract specifically covering risks located in Georgia, Maryland, Massachusetts, North Carolina and South Carolina, UPCIC obtained catastrophe coverage consisting of three layers of 55% of $20,000,000 in excess of $30,000,000, 55% of $25,000,000 in excess of $50,000,000 and 55% of $50,000,000 in excess of $75,000,000 covering certain loss occurrences including hurricanes. All three layers of coverage have a second full limit available to UPCIC with additional premium calculated pro rata as to amount and 100% as to time, as applicable. The cost of UPCIC’s excess catastrophe contracts specifically covering risks in Georgia, Maryland, Massachusetts, North Carolina and South Carolina is $2,983,750.

Effective June 1, 2013 through June 1, 2014, under an excess catastrophe contract specifically covering risks located in Hawaii, UPCIC obtained catastrophe coverage of 55% of $20,000,000 in excess of $10,000,000 covering certain loss occurrences including hurricanes. The layer of coverage has a second full limit available to UPCIC with additional premium calculated pro rata as to amount and 100% as to time, as applicable. The cost of UPCIC’s excess catastrophe contract specifically covering risks in Hawaii is $330,000.

UPCIC also obtained coverage from the FHCF. The approximate coverage is estimated to be 90% of $1,090,000,000 in excess of $409,500,000. The estimated premium that UPCIC plans to cede to the FHCF for the 2013 hurricane season is $72,893,790 of which UPCIC’s cost is 55%, or $40,091,584, and the quota share reinsurers’ cost is the remaining 45%.

The largest private participants in UPCIC’s reinsurance program include leading reinsurance companies such as Odyssey Re, Everest Re, Renaissance Re and Lloyd’s of London syndicates.

With the implementation of the Company’s 2013-2014 reinsurance program at June 1, 2013, the Company retains a maximum pre-tax net liability of $27,500,000 for the first catastrophic event up to $1.805 billion of losses relating to the UPCIC Florida program, a maximum pre-tax net liability of $16,500,000 for the first catastrophic event up to $125,000,000 of losses relating to the UPCIC Georgia, Maryland, Massachusetts, North Carolina and South Carolina program, and a maximum pre-tax net liability of $5,500,000 for the first catastrophic event up to $30,000,000 of losses relating to the UPCIC Hawaii program.

APPCIC Reinsurance Program

Effective June 1, 2013 through May 31, 2014, under three layers in an excess catastrophe contract, APPCIC obtained catastrophe coverage of $20,250,000 in excess of $2,500,000 covering certain loss occurrences including hurricanes. The coverage of $20,250,000 in excess of $2,500,000 has a second full limit available to APPCIC; additional premium is calculated pro rata as to amount and 100% as to time, as applicable. The total cost of APPCIC’s private catastrophe reinsurance program effective June 1, 2013 through May 31, 2014 is $3,222,250.

Effective June 1, 2013 through May 31, 2014, APPCIC purchased reinstatement premium protection which reimburses APPCIC for its cost to reinstate the entire $20,250,000 of catastrophe coverage in one contract. The cost of APPCIC’s purchased reinstatement premium protection is $528,118.

APPCIC also obtained coverage from the FHCF. The approximate coverage is estimated to be 90% of $39,450,000 in excess of $14,800,000. The estimated premium that APPCIC plans to cede to the FHCF for the 2013 hurricane season is $2,637,234.

Effective June 1, 2013 through May 31, 2014, APPCIC entered into a multiple line excess per risk contract with various reinsurers. Under the current multiple line excess per risk contract, APPCIC has coverage of $8,700,000 in excess of $300,000 ultimate net loss for each risk and each property loss, and $1,000,000 in excess of $300,000 for each casualty loss. A $21,500,000 aggregate limit applies to the term of the contract for property related losses and a $2,000,000 aggregate limit applies to the term of the contract for casualty related losses.

The total cost of the APPCIC multiple line excess reinsurance program effective June 1, 2013 through May 31, 2014 is $3,300,000.

The largest private participants in APPCIC’s reinsurance program include leading reinsurance companies such as ACE Tempest Re, Everest Re, Hiscox, Odyssey Re, Hannover Ruck, Amlin Bermuda and Lloyd’s of London syndicates.

With the implementation of the Company’s 2013-2014 reinsurance program at June 1, 2013, the Company retains a maximum pre-tax net liability of $2,500,000 for the first catastrophic event up to $58,250,000 of losses relating to the APPCIC program.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 29, 2013	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ Sean P. Downes
President and Chief Executive Officer

6